UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2026

SADOT GROUP INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39223	47-2555533
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

295 E. Renfro Street, Suite 300, Burleson, Texas 76028

(Address of principal executive offices, including zip code)

(832) 604-9568

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	SDOT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 7, 2026, Sadot Group Inc. (the “Company”) entered into two separate Debt Settlement and Share Issuance Agreements (each, a “Settlement Agreement” and, together, the “Settlement Agreements”), in each case pursuant to which the Company agreed to settle, extinguish, cancel, and discharge outstanding indebtedness of the Company owed to the applicable creditor, solely in exchange for the issuance by the Company of shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”). No cash consideration is payable by the Company in connection with the settlement of the Settled Debt (as defined below).

The first Settlement Agreement was entered into with Cedar Advance LLC (“Cedar”) and settles outstanding indebtedness of the Company owed to Cedar in the aggregate principal amount of US$1,876,500.00, together with accrued and unpaid interest, fees, and charges thereon (the “Cedar Settled Debt”), representing the outstanding balance owed by the Company to Cedar under that certain Standard Merchant Cash Advance Agreement, dated as of April 23, 2025, between Cedar and the Company. In full settlement of the Cedar Settled Debt, the Company issued 45,000 shares of Common Stock to Cedar at the closing of such Settlement Agreement (the “Cedar Settlement Shares”).

The second Settlement Agreement was entered into with Agile Capital Funding, LLC and Agile Lending LLC (collectively, “Agile”, and together with Cedar, the “Creditors”) and settles outstanding indebtedness of the Company owed to Agile in the aggregate principal amount of US$1,482,912.50, together with accrued and unpaid interest, fees, and charges thereon (the “Agile Settled Debt” and, together with the Cedar Settled Debt, the “Settled Debt”). In full settlement of the Agile Settled Debt, the Company issued 45,000 shares of Common Stock to Agile at the closing of such Settlement Agreement (the “Agile Settlement Shares” and, together with the Cedar Settlement Shares, the “Settlement Shares”).

Upon receipt of its Settlement Shares, each Creditor will release the Company and its affiliates from all claims relating to the applicable Settled Debt. Each Settlement Agreement contains customary representations, warranties, covenants, and other provisions, and is governed by the laws of the State of Nevada.

The foregoing descriptions of the Settlement Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Settlement Agreements, copies of which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

On July 7, 2026, in accordance with the Settlement Agreements, the Company issued an aggregate of 90,000 Settlement Shares to the Creditors, consisting of 45,000 Cedar Settlement Shares issued to Cedar and 45,000 Agile Settlement Shares issued to Agile, in each case in full and final settlement, extinguishment, cancellation, and discharge of the applicable Settled Debt. The Cedar Settlement Shares and the Agile Settlement Shares each represent approximately 4.5%, and together represent approximately 9%, of the shares of Common Stock outstanding immediately following the issuances. The sole consideration for the issuance of the Settlement Shares was the settlement and extinguishment of the Settled Debt; no cash consideration was received by the Company.

The issuance of the Settlement Shares was made in reliance upon the exemptions from the registration requirements of the Securities Act provided by Section 3(a)(9) and/or Section 4(a)(2) thereof. The Company relied on these exemptions on the basis that, among other things, the Settlement Shares were issued by the Company exclusively to existing security holders of the Company in exchange for outstanding obligations of the Company, no commission or other remuneration was paid or given, directly or indirectly, for soliciting the exchanges, the exchanges were made in good faith and not as part of any plan or scheme to evade the registration requirements of the Securities Act, each Creditor represented that it was an “accredited investor” as defined in Rule 501(a) of Regulation D and was acquiring its Settlement Shares for its own account, and the issuance did not involve any general solicitation or general advertising. The Settlement Shares have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful.

Cautionary Note Regarding Forward-Looking Statements.

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the anticipated eligibility of the Settlement Shares for resale under Rule 144, the delivery of legal opinions in connection therewith, the removal of any restrictive legends from the Settlement Shares, and the Company’s compliance with applicable Nasdaq Listing Rules. These statements are based on the Company’s current expectations and are subject to risks and uncertainties that could cause actual results to differ materially, including the continued availability of the exemptions from registration relied upon and of Rule 144, the satisfaction of the conditions to legend removal, and other risks described in the Company’s filings with the Securities and Exchange Commission. Except as required by law, the Company undertakes no obligation to update any forward-looking statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Debt Settlement and Share Issuance Agreement, dated as of July 7, 2026, by and between Sadot Group Inc. and Cedar Advance LLC.
10.2	Debt Settlement and Share Issuance Agreement, dated as of July 7, 2026, by and between Sadot Group Inc. and Agile Capital Funding, LLC and Agile Lending LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SADOT GROUP INC.

By: /s/Chagay Ravid

Name: Chagay Ravid

Title: Chief Executive Officer

Date: July 8, 2026